[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

                    MFS(R) MULTIMARKET
                    INCOME TRUST

                    SEMIANNUAL REPORT o APRIL 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE




--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
This spring, the U.S. stock market experienced record point drops and volatility that have given many investors cause for concern. While the recent market correction has rattled a lot of nerves, it's important to put the current market environment in perspective. Throughout the history of the market, investors have experienced numerous corrections (declines of more than 20%) and periods of extreme volatility. Of course, past performance is no guarantee of future results; however, over the long term, stock and bond investors have enjoyed returns that have solidly outpaced inflation.

From our perspective, as we look at the global investment climate at the beginning of the new millennium, we see many reasons for optimism, as well as the need to voice some words of caution. Our reasons for being optimistic about both stock and bond markets include

  o STRONG CORPORATE EARNINGS GROWTH: We believe that, over time, the most important driver of stock prices is corporate earnings. Our research indicates that the average earnings growth for U.S. companies could approach 15% in 2000, which would bode very well for U.S. equities. We are also seeing encouraging signs that companies worldwide, and particularly in Europe, are beginning to focus more on earnings and shareholder value -- that is, delivering stock price performance that will reward investors. As we research companies around the globe, we are finding that specific areas of opportunity include technology companies, especially those involved in wireless telecommunications and in supplying infrastructure and services for the Internet.

  o LOW INFLATION WORLDWIDE: We believe accelerating inflation is one of the chief factors that could end the current economic boom. While the U.S. economy continues to grow rapidly, we have not experienced significant signs of inflation. In our opinion, perhaps the major force keeping inflation at bay is worldwide productivity increases, fueled by advancing technology. A technological revolution based on computerization and the Internet appears to be making it possible for companies to produce more products with fewer employees, thereby enabling companies to increase earnings without raising prices. A related factor keeping inflation down is the heightened competition of an increasingly global marketplace, where, for example, businesses are beginning to use computer networks and the Internet to shop worldwide for the lowest prices from suppliers.

  o STRONG GLOBAL ECONOMIES: Our outlook is that a majority of national economies will continue to experience healthy growth with low inflation. In late January, the current economic boom in the United States became the longest in the nation's history. It appears to us that the U.S. Federal Reserve Board's (the Fed's) program of gradual interest-rate increases will eventually be successful in cooling the somewhat overheated U.S. economy while prolonging the boom. In Europe, we see strong evidence that most countries will continue on a moderate growth path with low inflation. A major reason for this is that European companies have begun to adopt the practices of downsizing, outsourcing, and consolidation that have helped revitalize U.S. industry over the past decade. We are witnessing a similar situation in Japan, as more firms merge, restructure, and invest in technology. In the Pacific Rim, most economies have recovered from the economic turmoil of late summer 1998 and are surging ahead. We believe progress toward restructuring Asia's banking systems and other ailing industries bodes well for stronger investor confidence in the region. While business conditions have been less favorable in Latin America due to relatively high inflation, increased exports and industrial production suggest to us that the region's recession has ended.

Amid this positive global outlook, however, we believe investors should also heed some cautionary notes:

  o IT IS HIGHLY UNLIKELY THAT U.S. EQUITY MARKETS WILL CONTINUE TO PERFORM AT THE PACE OF THE LAST SEVERAL YEARS. Although our outlook for U.S. markets this year is quite positive, we believe it is unrealistic for investors to expect stock market returns, as measured by the Standard & Poor's 500 Composite Index,(1) to routinely exceed 20%, as they did for each of the past four years.

  o HIGH VALUATIONS, ESPECIALLY OF TECHNOLOGY STOCKS, HAVE MADE U.S. MARKETS INCREASINGLY VOLATILE. Investor excitement over the past year has pushed many technology-related stocks to very high relative prices, as expressed by their price/earnings (P/E) ratios. In general, we believe these higher valuations are largely supported by the strong earnings growth mentioned earlier. However, as we've recently experienced, this backdrop has led to a highly volatile environment, where the market is swift to punish companies whose earnings are less than expected and where fear can rapidly overcome the desire to invest for long-term goals.

  o RISING INTEREST RATES MAY DAMPEN MARKETS IN THE SHORT TERM, PARTICULARLY IN THE UNITED STATES AND EUROPE. The Fed's current program of raising interest rates could potentially cool both stock and bond markets, and the European Central Bank has tended to follow the lead of the Fed in adjusting its own interest rates. It is our expectation, however, that in the long term interest rates will trend down again, perhaps by the end of this year. We believe that could be favorable for both equity and fixed-income investments.

On balance, it appears to us that the current global investment climate is well matched to MFS' research-oriented style of investing. In the equity markets, where we believe earnings growth is the most reliable indicator of long-term performance, we feel our research team is second to none in determining the real value of a company and its long-term earnings potential. To do that, our portfolio managers and our worldwide team of research analysts spend extensive time visiting with companies, talking to their customers, and investigating their competition. In fixed-income investing, we believe the quality of our research gives us an advantage by helping us determine which types of securities can add the most value to a fund and by helping us reduce credit risk, which is the biggest danger to some higher-income bond funds. In sum, MFS Original Research(R) is one of the most important factors in our ongoing effort to deliver competitive performance to you, our investors.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 18, 2000

--------------
(1)The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
     James T. Swanson

Dear Shareholders,
For the six months ended April 30, 2000, the Trust provided a total return of 4.90% based on its beginning and ending stock market prices and assuming the reinvestment of any distributions paid during the period. The Trust's total return based on its net asset value (NAV) was 4.16%. During the same period, the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index) returned -7.08%, the Lehman Brothers Government Bond Index returned 2.25%, and the Lehman Brothers High Yield Bond Index returned 0.08%. The Morgan Index is an index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is comprised of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index is an index of noninvestment-grade corporate debt.

In relation to our benchmarks, the Trust's holdings performed well across the six sectors in which we invest: U.S. government and mortgage bonds, U.S. high-grade corporates, U.S. high-yield corporates, international developed countries, emerging markets, and convertible bonds and preferred stocks. We believe our outperformance resulted from our strategy of employing both sector diversification and flexibility in managing the Trust. We continually reallocate assets among the various sectors in response to, or in anticipation of, global events, taking advantage of what we perceive to be opportunities throughout the world.

Our bottom-up MFS Original Research(R) process plays a key role in helping us manage the Trust because our approach is to try to pick bonds issued by good companies and good countries, period; none of our sectors is meant to replicate an index. In the balance of this letter, we'll review how each sector contributed to performance and give you our outlook for individual sectors.

In the U.S. government sector, which includes U.S. Treasury and mortgage-backed securities, we have remained conservative by holding mainly cash and long-term bonds. Lately we are seeing worsening inflation numbers and high oil prices -- as well as some wage inflation, which appears to be Federal Reserve Board (Fed) Chairman Alan Greenspan's biggest worry. Our expectation is that the Fed may raise short-term interest rates still further and that, therefore, this sector may not do well over the near term. Eventually, however, we believe the Fed will succeed in bringing inflation back down and will be able to lower interest rates again. But in the meantime we are remaining cautious; our sector allocation was about a quarter of portfolio assets at the end of the period, and we may lower that in the coming months.

The U.S. high-grade corporate bond sector was a weak performer for the markets in general. Inflation concerns and more supply than demand caused prices of high-grade corporate bonds to fall faster than prices of U.S. Treasuries, thus decreasing the value (and increasing the effective yield) of existing high-grade issues. This is also described as a spread widening, with the spread being the difference in yield between high-grade issues and Treasuries.

For us, however, high-grade corporate bonds were a strong area during the period. We feel this was because our research identified a number of utilities as crossover opportunities. These are companies whose credit ratings could -- and in fact did -- improve, causing their bonds to cross over to a higher rating and therefore appreciate in value. These utilities comprised most of our high-grade corporate holdings, so we feel our research gave us an advantage that helped us to outperform in a sector that performed poorly for the markets in general.

Going forward, our near-term outlook for high-grade corporate bonds is not particularly rosy. It appears to us that the economy may be slowing and inflation may be on the rise, which could cause corporate earnings to get squeezed. So it's likely we may reduce our holdings in this sector over the next few months, from our current weighting of roughly 12% of assets.

In the U.S. high-yield corporate sector, which consists of bonds issued by companies with lower credit ratings (junk bonds), one of the keys to success is avoiding defaults. This is another sector where we feel our Original Research(SM) has historically helped us add yield to the Trust and at the same time steer clear of most potentially problematic companies. The numbers appear to bear out that opinion; in 1999, we were invested in only one of the 88 domestic companies that defaulted on high-yield debt. We have also been careful to diversify in the high-yield area, with no company representing more than 1% of portfolio assets.

Since about November of 1999, it seemed to us that the market has been expecting a recession because it was discounting bonds in this sector in anticipation of a 10% default rate, one of the highest rates we have ever seen. We disagree with that expectation of recession; thus, we feel this sector represents a great opportunity for our research to identify securities we believe are selling at bargain prices and offering attractive yields. We have therefore been gradually adding holdings in this sector, finding some of our best values in media and telecommunications companies.

The international developed-country sector, in which our main focus is Europe, has played a minimal role in the portfolio recently. We have been at our lowest allocation ever, about 10% of assets, because European interest rates have been increasing and we don't envision the situation turning around in the near future. One reason is that growth is accelerating in Europe, so there is upward pressure on interest rates as competition for capital increases. In terms of relative value, we feel there is currently more value in the United States.

We believe a problem in Europe has been the disarray among the finance communities of European monetary union (EMU) countries. They are supposed to be speaking with one voice, but instead they appear to be speaking with many different voices. As a result their central bank, which is supposed to be protecting the value of the euro, has little credibility. This is the main reason the Trust's position in the euro has done poorly. The good news, in our view, is that we are optimistic that nondollar currencies, including the euro, will eventually begin to appreciate as the U.S. economy slows.

In contrast to the developed countries, emerging market debt has been our best-performing sector since the beginning of 1999. Again, we feel this is an area where MFS research has yielded opportunities that the market in general may have passed over. More than two years ago, for example, we identified Mexican government bonds as undervalued issues in an improving country. During the past quarter, major rating agencies raised these bonds to investment grade. As with the utility bonds mentioned earlier, the Trust benefited from having bought these bonds early and having seen them appreciate in price as they crossed over to a higher rating.

Emerging markets worldwide appear to be benefiting from improving fundamentals and rating-agency upgrades. The restoration of credibility in Brazil, South Korea, and Mexico, as well as continuing democratization in many of these countries, leads us to believe that ongoing recoveries in Asia and Latin America may continue to contribute to performance. Our holdings in this sector currently comprise about 16% of the portfolio; since investments in emerging markets tend to be very volatile, we limit this sector to a maximum of 25% of assets.

Finally, the convertible bonds and preferred stocks sector represents about 2% of the portfolio. We look to these securities to sometimes give an extra kick to performance. Convertibles are bond-like instruments that also have equity characteristics; generally, they are corporate bonds that are exchangeable for a certain number of shares of stock at a preset price.

We tend to add to the convertible bonds and preferred stock sector when the stock market suffers a decline, often causing convertibles to cheapen and trade more on their bond values, which are usually lower than their stock values. We feel this may serve as a free option if the stock price should recover and cause the value of the convertible to appreciate. Level 3 Communications, a wireless telecommunications and information services company, represents one of our recent successes in this sector.

In sum, our outlook for the fixed-income environment is that short-term rates will keep rising over the near term and that we may experience continued volatility and uncertainty as the Fed works to slow down the economy. In the longer term, however, we feel the Fed's efforts will eventually succeed, which could bring the competition for capital down and could bring rates down, perhaps as early as late 2000.

Because they are currently so cheap, we feel that high-yield and emerging market bonds issued by corporations with strong fundamentals may continue to do well, even in the short term. The U.S. economy still appears to be strong, and we are seeing improving fundamentals around the world. So we think the opportunity exists for a flexible trust such as ours to benefit from investing in selected areas.

Another reason we remain optimistic about bonds is that the recent volatility has underscored the riskiness of the stock market. We think this may induce many investors to move money into fixed-income securities, which could help fixed-income prices.

Another positive factor we foresee is more demand for fixed-income products as the population in the U.S. ages. At the same time, the government is issuing less debt because of its huge budget surpluses. We believe this combination of increased demand and lower supply could potentially drive up bond prices -- another reason we feel the long-term outlook for fixed-income investing is very good.

    Respectfully,
/s/ James T. Swanson
    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   JAMES T. SWANSON IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) STRATEGIC INCOME FUND, MFS(R) GLOBAL GOVERNMENTS FUND, MFS(R) GLOBAL GOVERNMENTS SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), THE STRATEGIC INCOME SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

   MR. SWANSON JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. MR. SWANSON IS A CHARTERED FINANCIAL ANALYST.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
-----------------------------------------------------------------------------

NUMBER OF SHAREHOLDERS

As of April 30, 2000, our records indicate that there are 12,703 registered shareholders and approximately 44,300 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaties.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304




In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income through investments in fixed-income securities.

NEW YORK STOCK EXCHANGE SYMBOL: MMT

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   PERFORMANCE SUMMARY
-----------------------------------------------------------------------------

   For the six months ended April 30, 2000)

   NET ASSET VALUE PER SHARE
   October 31, 1999                                                 $7.03
   April 30, 2000                                                   $6.98

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 1999                                                 $6.0625
   April 28, 2000 (high)*                                           $6.0625
   December 31, 1999 (low)*                                         $5.5000
   April 28, 2000                                                   $6.0625

   *For the six months ended November 1, 1999, through April 30, 2000.

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NOTES TO PERFORMANCE SUMMARY

U.S. Treasury bills and U.S. government bonds fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. Nondiversified Trusts have more risk than diversified Trusts.

An investment in shares of the Trust should not be considered to constitute a complete investment program. The Trust may invest in high-yield, foreign, emerging market, and derivative securities. Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. Investing in foreign and emerging market securities also involves special risks. The Trust has the flexibility to invest in derivative securities when its manager believes such securities can provide better value relative to direct investments in stocks or bonds.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2000

Bonds - 88.1%
---------------------------------------------------------------------------------------------------------------
                                                                     Principal Amount
Issuer                                                                   (000 Omitted)                    Value
---------------------------------------------------------------------------------------------------------------
U.S. Bonds - 60.4%
  Advertising - 0.2%
    Outdoor Systems, Inc., 8.875s, 2007                                   $     1,525              $  1,475,682
---------------------------------------------------------------------------------------------------------------
  Aerospace - 0.6%
    Argo Tech Corp., 8.625s, 2007                                         $       300              $    222,000
    BE Aerospace, Inc., 8s, 2008                                                2,500                 2,000,000
    K & F Industries, Inc., 9.25s, 2007                                           200                   185,000
    United Defense Industries, Inc., 8.75s, 2007                                1,550                 1,441,500
                                                                                                   ------------
                                                                                                   $  3,848,500
---------------------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Lear Corp., 9.5s, 2006                                                $     1,725              $  1,662,607
---------------------------------------------------------------------------------------------------------------
  Broadcasting - 0.5%
    American Radio Systems Corp., 9s, 2006                                $       750              $    758,348
    Cumulus Media, Inc., 10.375s, 2008                                          1,000                   905,000
    Granite Broadcasting Corp., 10.375s, 2005                                   1,335                 1,284,937
                                                                                                   ------------
                                                                                                   $  2,948,285
---------------------------------------------------------------------------------------------------------------
  Building Materials - 1.5%
    AAF-McQuay, Inc., 8.875s, 2003                                        $     1,925              $  1,665,125
    American Standard, Inc., 7.375s, 2008                                       1,050                   960,750
    Building Materials Corp., 8s, 2007                                          1,100                   940,500
    Grove Worldwide LLC/Capital, Inc., 9.25s, 2008                              1,250                   537,500
    Nortek, Inc., 9.25s, 2007                                                     125                   116,562
    Nortek, Inc., 9.875s, 2004                                                  2,700                 2,558,250
    Synthetic Industries, Inc., 13s, 2000                                       2,600                 2,561,000
    UDC Homes, Inc., 14.5s, 2000                                                   29                    16,115
                                                                                                   ------------
                                                                                                   $  9,355,802
---------------------------------------------------------------------------------------------------------------
  Business Services - 0.6%
    Iron Mountain, Inc., 8.75s, 2009                                      $     1,600              $  1,420,000
    Iron Mountain, Inc., 10.125s, 2006                                            150                   144,750
    Pierce Leahy Corp., 11.125s, 2006                                           2,000                 2,055,000
                                                                                                   ------------
                                                                                                   $  3,619,750
---------------------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Huntsman ICI Chemicals LLC, 10.125s, 2009                             $     1,025              $  1,014,750
    NL Industries, Inc., 11.75s, 2003                                           1,270                 1,304,925
                                                                                                   ------------
                                                                                                   $  2,319,675
---------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.2%
    Anacomp, Inc., 10.875s, 2004                                          $     1,250              $  1,125,000
---------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    Unisystem Corp., 7.875s, 2008                                         $     3,250              $  3,111,875
---------------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Hayes Wheels International, Inc., 9.125s, 2007                        $     2,100              $  1,911,000
    Kindercare Learning Centers, Inc., 9.5s, 2009                                 350                   319,375
    Williams Scotsman, Inc., 9.875s, 2007                                       1,250                 1,162,500
                                                                                                   ------------
                                                                                                   $  3,392,875
---------------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 0.9%
    Ball Corporation, 7.75s, 2006                                         $       500              $    472,500
    Gaylord Container Corp., 9.875s, 2008                                       1,200                   936,000
    Gaylord Container Corp., "B", 9.75s, 2007                                   1,200                 1,107,000
    Silgan Holdings, Inc., 9s, 2009                                             1,500                 1,410,000
    U.S. Timberlands, 9.625s, 2007                                              1,700                 1,496,000
                                                                                                   ------------
                                                                                                   $  5,421,500
---------------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    AmeriGas Partners LP, "B", 10.125s, 2007                              $       600              $    607,500
---------------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.6%
    Commercial Mortgage Asset Trust, 7.839s, 2020
      (Interest Only)                                                     $    94,088              $  3,072,566
    Constellation Finance LLC, 9.8s, 2001                                       4,250                 3,910,000
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008                               3,825                 1,721,250
    Merrill Lynch Mortgage Investors, Inc., 8.439s, 2022+                       1,200                 1,138,313
    Morgan Stanley Capital Inc., 7.776s, 2010                                   3,560                 2,603,946
    Natexis AMBS Co. LLC, 8.44s, 2049##                                         1,000                   915,603
    Residential Accredit Loans Inc., 7.75s, 2027                                2,542                 2,347,828
                                                                                                   ------------
                                                                                                   $ 15,709,506
---------------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.5%
    Borden, Inc., 9.25s, 2019                                             $       750              $    691,927
    Borden, Inc., 9.2s, 2021                                                    2,500                 2,313,925
                                                                                                   ------------
                                                                                                   $  3,005,852
---------------------------------------------------------------------------------------------------------------
  Industrial - 0.8%
    Allied Waste North America Inc., 10s, 2009                            $     1,500              $  1,031,250
    Day International Group, Inc., "B", 11.125s, 2005                           1,000                   992,500
    IMO Industries, Inc., 11.75s, 2006                                          1,650                 1,650,000
    Numatics, Inc., 9.625s, 2008                                                1,600                 1,264,000
                                                                                                   ------------
                                                                                                   $  4,937,750
---------------------------------------------------------------------------------------------------------------
  Information, Paging and Technology - 0.4%
    NEXTEL International, Inc., 0s to 2003, 12.125s to 2008               $     2,750              $  1,705,000
    NEXTEL Communications, Inc., 0s to 2002, 9.75s to 2007                        300                   214,500
    NEXTEL Communications, Inc., 0s to 2003, 9.95s to 2008                        450                   315,000
                                                                                                   ------------
                                                                                                   $  2,234,500
---------------------------------------------------------------------------------------------------------------
  Insurance - 0.4%
    Americo Life, Inc., 9.25s, 2005                                       $     2,650              $  2,573,813
---------------------------------------------------------------------------------------------------------------
  Media - 1.2%
    Chancellor Media Corp., 8.125s, 2007                                  $     3,625              $  3,588,750
    Chancellor Media Corp., "B", 8.75s, 2007                                    1,000                   997,500
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                                2,450                 2,450,000
    Lenfest Communications, Inc., 10.5s, 2006                                     500                   550,000
                                                                                                   ------------
                                                                                                   $  7,586,250
---------------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.2%
    Polymer Group, Inc., "B", 9s, 2007                                    $     1,645              $  1,480,500
---------------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services
    Quorum Health Group, Inc., 8.75s, 2005                                $       200              $    188,000
---------------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.6%
    Commonwealth Aluminum Corp., 10.75s, 2006                             $     1,000              $    992,500
    Haynes International, Inc., 11.625s, 2004                                   2,200                 1,210,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                              1,015                   969,325
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                             1,625                 1,535,625
    Metal Management, Inc., 10s, 2008                                           2,000                 1,460,000
    P&L Coal Holdings Corp., 9.625s, 2008                                       1,750                 1,570,625
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                        1,500                 1,215,000
    Wheeling Pittsburgh Corp., 9.25s, 2007                                      1,000                   897,500
                                                                                                   ------------
                                                                                                   $  9,850,575
---------------------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Clark USA, Inc., 10.875s, 2005                                        $       995              $    584,562
    Continental Resources, Inc., 10.25s, 2008                                   1,000                   885,000
    Ocean Energy, Inc., 8.875s, 2007                                              375                   369,375
    Triton Energy Limited, 9.25s, 2005                                          5,500                 5,445,000
                                                                                                   ------------
                                                                                                   $  7,283,937
---------------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    Golden Books Publishing Inc., 10.75s, 2004 (In default)               $       409              $    245,340
    Hollinger International Publishing Inc., 9.25s, 2007                        1,950                 1,881,750
                                                                                                   ------------
                                                                                                   $  2,127,090
---------------------------------------------------------------------------------------------------------------
  Real Estate - 0.3%
    Dynex Capital, Inc., 7.875s, 2002                                     $     3,600              $  1,980,000
---------------------------------------------------------------------------------------------------------------
  Retail - 0.6%
    Cole National Group, Inc., 9.875s, 2006                               $       500              $    391,250
    J.Crew Operating Corp., 10.375s, 2007                                       1,680                 1,482,600
    Musicland Group, Inc., 9.875s, 2008                                           600                   498,000
    Revlon Consumer Products Corp., 8.125s, 2006                                  200                   143,000
    Samsonite Corp., 10.75s, 2008                                               1,400                 1,183,000
                                                                                                   ------------
                                                                                                   $  3,697,850
---------------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Buckeye Cellulose Corp., 9.25s, 2008                                  $     2,150              $  2,107,000
---------------------------------------------------------------------------------------------------------------
  Steel - 0.2%
    Alaska Steel Holdings Corp., 9.125s, 2006                             $       500              $    490,000
    WCI Steel, Inc., 10s, 2004                                                    825                   808,500
                                                                                                   ------------
                                                                                                   $  1,298,500
---------------------------------------------------------------------------------------------------------------
  Telecommunications - 9.0%
    Adelphia Communications Corp., 9.875s, 2007                           $     1,725              $  1,668,937
    Allbritton Communications Co., 9.75s, 2007                                  1,005                   942,188
    Allegiance Telecommunications, Inc., 12.875s, 2008                          2,000                 2,150,000
    Centennial Cellular Operating Co., 10.75s, 2008                               500                   497,500
    Century Communications Corp., 9.5s, 2005                                      450                   428,625
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011                  1,000                   550,000
    Comcast Corp., 9.375s, 2005                                                 1,940                 2,032,519
    Continental Cablevision, Inc., 9.5s, 2013                                   5,000                 5,380,100
    Focal Communications Corp., 0s to 2003, 12.125s to 2008                       450                   290,250
    FrontierVision Holdings LP, 11s, 2006                                       2,000                 2,040,000
    FrontierVision Holdings LP, 11.875s, 2007                                     500                   435,000
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                               3,340                 2,672,000
    Intermedia Communications, Inc., "B", 0s to 2002,
      11.25s to 2007                                                            2,875                 2,192,187
    ITC Deltacom, Inc., 11s, 2007                                               2,945                 3,003,900
    ITC Deltacom, Inc., 9.75s, 2008                                               750                   727,500
    Jones Intercable, Inc., 8.875s, 2007                                        1,500                 1,530,240
    Level 3 Communications, Inc., 9.125s, 2008                                  2,050                 1,778,375
    NTL Communications Corp., 0s to 2003, 12.375s to 2006                       1,025                   671,375
    NTL, Inc., 0s to 2003, 9.75s to 2008                                        1,860                 1,178,775
    PSINet, Inc., 11s, 2009                                                     1,510                 1,328,800
    Qwest Communications International, Inc.,
      0s to 2003, 8.29 to 2008                                                  2,325                 1,725,778
    Qwest Communications International, Inc., 10.875s, 2007                       487                   523,077
    Spectrasite Holdings, Inc., 12s, 2008                                       2,550                 1,581,000
    Sprint Spectrum LP, 0s to 2001, 12.5s to 2006                               2,000                 1,884,860
    TCI Communications Financing III, 9.65s, 2027                               5,000                 5,741,000
    Time Warner Telecommunications LLC, 9.75s, 2008                             2,500                 2,468,750
    Triton PCS, Inc., 0s to 2003, 11s to 2008                                   2,450                 1,745,625
    Turner Broadcasting Systems, Inc., 8.4s, 2024                               3,000                 2,863,440
    United International Holdings, 10.75s, 2008                                 3,200                 2,112,000
    Western Wireless Corp., 10.5s, 2007                                         1,500                 1,537,500
    WorldCom, Inc., 8.875s, 2006                                                  900                   935,766
                                                                                                   ------------
                                                                                                   $ 54,617,067
---------------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 15.2%
    Federal Home Loan Bank, 5.125s, 2001                                  $     3,750              $  3,686,700
    Federal Home Loan Bank, 5.7s, 2009                                         14,325                12,892,500
    Federal Home Loan Bank, 7.5s, 2028                                         12,533                12,278,333
    Financing Corp., 9.4s, 2018                                                12,000                14,482,440
    FNMA, 6.625s, 2009                                                         12,190                11,628,163
    FNMA, 7s, 2029                                                              2,587                 2,475,131
    FNMA, 7.5s, 2099                                                            8,000                 7,830,080
    GNMA, 6.5s, 2028                                                           13,369                12,526,393
    GNMA, 7.5s, 2025                                                            4,410                 4,340,288
    GNMA, 8s, 2030                                                             10,000                10,026,301
    GNMA TBA, 7.5s, 2027                                                          525                   516,309
                                                                                                   ------------
                                                                                                   $ 92,682,638
---------------------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 12.4%
    U.S. Treasury Bonds, 6.125s, 2029                                     $     4,001              $  4,010,362
    U.S. Treasury Bonds, 12s, 2005                                             14,000                17,158,680
    U.S. Treasury Bonds, 9.875s, 2015                                          14,825                19,941,997
    U.S. Treasury Notes, 4.25s, 2010                                            4,022                 4,107,386
    U.S. Treasury Notes, 5.5s, 2000                                             6,750                 6,747,907
    U.S. Treasury Notes, 6.125s, 2001                                           8,000                 7,926,240
    U.S. Treasury Notes, 8s, 2001                                              15,250                15,471,583
                                                                                                   ------------
                                                                                                   $ 75,364,155
---------------------------------------------------------------------------------------------------------------
  Utilities - Electric - 6.7%
    Beaver Valley Funding Corp., 9s, 2017                                 $     2,124              $  2,135,809
    BVPS II Funding Corp., 8.68s, 2017                                          1,000                 1,030,690
    Cheasapeake Energy Corp., 9.625s, 2005                                      1,600                 1,544,000
    CMS Energy Corp., 6.75s, 2004                                               2,350                 2,220,750
    El Paso Electric Co., "D", 8.9s, 2006                                       3,425                 3,499,117
    Midland Funding Cogeneration Venture Corp., 10.33s, 2002                    4,750                 4,856,404
    Midland Funding Corp. II, "A", 11.75s, 2005                                 1,265                 1,360,242
    Midland Funding Corp., "B", 13.25s, 2006                                    1,000                 1,167,060
    Niagara Mohawk Power Corp., 7.25s, 2002                                     1,437                 1,410,138
    Niagara Mohawk Power Corp., 8.77s, 2018                                     2,468                 2,560,797
    Texas & New Mexico Power Co., 10.75s, 2003                                 13,690                13,802,258
    Toledo Edison Co., 8.7s, 2002                                               2,192                 2,186,257
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                              2,979                 2,762,649
                                                                                                   ------------
                                                                                                   $ 40,536,171
---------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                   $368,150,205
---------------------------------------------------------------------------------------------------------------
Foreign Bonds - 27.7%
  Argentina - 4.5%
    Autopistas Del Sol S.A., "B", 10.25s, 2009 (Industrial)##             $     4,500              $  3,735,000
    Cia Latino Americana, 11.625s, 2004 (Sovereign)##                           2,750                 1,828,750
    Industrias Metalurgicas Pescarm, 9.5s, 2002 (Metals and Minerals)##           750                   502,500
    Multicanal S.A., 0s, 2000 (Cable Television)                                  500                   477,850
    Republic of Argentina, 6s, 2023                                            13,000                 9,090,302
    Republic of Argentina, 11.874s, 2004##                                      2,500                 2,631,250
    Supercanal Holdings S.A., 11.5s, 2005 (Telecommunications)
      (In default)##                                                            1,000                   430,000
    Telecom de Argentina, 12s, 2002 (Telecommunications)                        5,000                 5,275,000
    Telefonica de Argentina, 9.125s, 2008 (Telecommunications)                  3,400                 3,321,321
                                                                                                   ------------
                                                                                                   $ 27,291,973
---------------------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Flag Ltd., 8.25s, 2008 (Telecommunications)                           $     1,600              $  1,424,000
    Global Crossing Holdings Ltd., 9.625s, 2008 (Telecommunications)            2,325                 2,278,500
                                                                                                   ------------
                                                                                                   $  3,702,500
---------------------------------------------------------------------------------------------------------------
  Brazil - 3.0%
    Federal Republic of Brazil, 12.25s, 2030                              $     2,300              $  2,104,500
    Federal Republic of Brazil, 11.625s, 2004                                   4,000                 3,960,000
    Federal Republic of Brazil, 7.438s, 2009                                    2,000                 1,637,500
    Federal Republic of Brazil, 14.5s, 2009                                        69                    72,623
    Federal Republic of Brazil, 5s, 2014                                        1,752                 1,254,558
    Federal Republic of Brazil, 12.75s, 2020                                    5,000                 4,792,500
    Federal Republic of Brazil, 6s, 2024                                        2,250                 1,434,375
    Federal Republic of Brazil, 10.125s, 2027                                   3,850                 3,003,000
                                                                                                   ------------
                                                                                                   $ 18,259,056
---------------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008
      (Telecommunications)                                                $     4,150              $  3,311,617
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oil
      Services)                                                                   400                   398,708
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                         1,500                 1,226,250
    Rogers Cantel, Inc., 9.375s, 2008
      (Telecommunications)                                                      1,800                 1,791,000
                                                                                                   ------------
                                                                                                   $  6,727,575
---------------------------------------------------------------------------------------------------------------
  Denmark - 0.4%
    Kingdom of Denmark, 7s, 2007                                        DKK     16,432             $  2,171,660
---------------------------------------------------------------------------------------------------------------
  France - 0.5%
    Republic of France, 4s, 2009                                        EUR     4,066              $  3,318,870
---------------------------------------------------------------------------------------------------------------
  Germany - 0.6%
    Federal Republic of Germany, 4.5s, 2009                             EUR     1,231              $  1,053,288
    Federal Republic of Germany, 5.375s, 2010                                   3,130                 2,859,804
                                                                                                   ------------
                                                                                                   $  3,913,092
---------------------------------------------------------------------------------------------------------------
    Grand Cayman Islands - 1.7%
      APP Finance IX Ltd., 10.526s, 2001
        (Container, Forest and Paper Products)                            $     6,900              $  6,037,500
      Daiwa PB Ltd., 7.241s, 2049 (Banks and Credit Cos.)                       5,350                 4,601,000
                                                                                                   ------------
                                                                                                   $ 10,638,500
---------------------------------------------------------------------------------------------------------------
  Greece - 2.8%
    Fage Dairy Industries S.A., 9s, 2007 (Food and Beverage Products)     $     5,000              $  4,150,000
    Hellenic Republic, 5.75s, 2008                                      EUR     1,089                   988,802
    Hellenic Republic, 8.7s, 2005                                       GRD   898,000                 2,702,879
    Hellenic Republic, 8.9s, 2003                                           3,128,000                 9,109,213
                                                                                                   ------------
                                                                                                   $ 16,950,894
---------------------------------------------------------------------------------------------------------------
  Hong Kong - 0.3%
    Daewoo Hong Kong Ltd., 5.675s, 2001
      (Distribution/Wholesale) (In default)                               $     5,000              $  1,600,000
---------------------------------------------------------------------------------------------------------------
  Indonesia - 0.2%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Textiles)               $     1,500              $    978,750
---------------------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.50s to 2006 (Telecommunications)                     $       600              $    507,000
---------------------------------------------------------------------------------------------------------------
  Malaysia - 0.4%
    Tenaga Nasional Berhad, 7.5s, 2096 (Utilities)+                       $     3,350              $  2,518,430
---------------------------------------------------------------------------------------------------------------
  Mexico - 3.4%
    Alestra S.A. de R L de CV, 12.625s, 2009 (Telecommunications)         $     5,000              $  4,850,000
    Bepensa S.A., 9.75s, 2004 (Sovereign)                                       2,475                 2,289,375
    Empresas ICA Sociedad Controladora S.A. de CV, 5s,
      2004 (Construction)                                                       2,500                 1,275,000
    Empresas ICA Sociedad Controladora S.A. de CV,
      11.875s, 2001 (Construction)                                              3,000                 2,872,500
    Grupo Minero Mexico S.A. de CV, 8.25s, 2008
      (Metals and Minerals)                                                     2,600                 2,145,000
    Nuevo Grupo Iusacell S.A. de CV, 14.25s, 2006
      (Telecommunications)##                                                    3,450                 3,605,250
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                                      1,250                   937,500
    United Mexican States, 6.25s, 2019                                          1,000                   821,250
    United Mexican States, 6.903s, 2019                                           917                   896,367
    United Mexican States, 6.943s, 2019                                         1,334                 1,303,985
                                                                                                   ------------
                                                                                                   $ 20,996,227
---------------------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    Cellco Finance N.V. Turkcell, 12.75s, 2005
      (Telecommunications)##                                              $     2,800              $  2,849,000
    PT Alatief Freeport Finance, 9.75s, 2001 (Finance)                          1,392                 1,238,880
    Tenet Healthcare Corp., 0s, 2002 (Medical and Health
      Technology and Services)                                                  2,468                 1,977,485
    United Pan Europe Communication N.V., 10.875s, 2009
      (Cable Television)                                                        1,200                 1,098,000
                                                                                                   ------------
                                                                                                   $  7,163,365
---------------------------------------------------------------------------------------------------------------
  New Zealand - 0.2%
    Government of New Zealand, 8s, 2006                                 NZD     2,270              $  1,156,337
---------------------------------------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 8.25s, 2008                                       $     1,000              $    887,500
---------------------------------------------------------------------------------------------------------------
  Russia - 0.9%
    Russia Principal Loans, 6.906s, 2020 (In default)                     $    19,500              $  5,313,750
---------------------------------------------------------------------------------------------------------------
    South Korea - 0.3%
      Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                 $     1,000              $  1,010,000
      Korea Electric Power Corp., 8s, 2002 (Utilities -
        Electric)                                                                 750                   739,688
                                                                                                   ------------
                                                                                                   $  1,749,688
---------------------------------------------------------------------------------------------------------------
  Sweden - 0.5%
    Kingdom of Sweden, 9s, 2009                                         SEK    23,700              $  3,296,524
---------------------------------------------------------------------------------------------------------------
  Turkey - 0.4%
    Republic of Turkey, 11.875s, 2030                                     $     2,500              $  2,703,125
---------------------------------------------------------------------------------------------------------------
  United Kingdom - 4.0%
    Cable & Wireless Communications, 6.75s, 2008 (Telecommunications)     $     7,527              $  7,511,762
    Colt Telecom Group PLC, 0s to 2001,12s to 2006
      (Telecommunications)                                                      1,500                 1,290,000
    Colt Telecom Group PLC, 8.875s, 2007 (Telecommunications)           DEM     1,000                   469,356
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Cable Television)                                         2,000                 1,860,000
    Dolphin Telecommunications PLC, 0s to 2003, 11.5s to
      2008 (Telecommunications)                                                 2,515                   804,800
    Energis PLC, 9.75s, 2009 (Telecommunications)                               1,000                 1,000,000
    Global Tele-Systems Ltd., 10.875s, 2008 (Telecommunications)                  700                   595,000
    GPA PLC, 10.875s, 2019 (Airlines)+                                            247                   207,259
    Telewest PLC, 9.625s, 2006 (Media)                                          2,000                 1,935,000
    United Kingdom Treasury, 6.75s, 2004                                GBP     5,533                 8,952,865
                                                                                                   ------------
                                                                                                   $ 24,626,042
---------------------------------------------------------------------------------------------------------------
    Uruguay - 0.4%
      Banco Central de Uruguay, "A", 6.75s, 2021
        (Banks and Credit Cos.)                                           $     1,250              $  1,100,000
      Republica Orient Uruguay, 7.875s, 2027                                    1,102                 1,049,266
                                                                                                   ------------
                                                                                                   $  2,149,266
---------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                $168,620,124
---------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $568,343,089)                                                        $536,770,329
---------------------------------------------------------------------------------------------------------------

Preferred Stock - 1.7%
---------------------------------------------------------------------------------------------------------------
    CSC Holdings, Inc., 11.125% (Telecommunications)                           72,575              $  7,801,813
    Equitable Iowa Cos Capital Trust, 8.70% (Banks and
      Credit Cos.)                                                             20,000                   490,000
    Primedia, Inc., 10% (Printing and Publishing)                               1,360                   131,240
    Primedia, Inc., 8.625% (Printing and Publishing)                           20,000                 1,840,000
    Supermarkets General Holdings Corp., 14.125%
      (Supermarkets)*                                                          22,827                    55,641
---------------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $7,663,327)                                                $ 10,318,694
---------------------------------------------------------------------------------------------------------------

Convertible Bond - 0.7%
---------------------------------------------------------------------------------------------------------------
    Rite Aid Corp., 5.25s, 2002 (Retail)                                  $     3,100              $  1,205,125
    Tenet Healthcare Corp., 6s, 2005 (Medical and Health
      Technology Services)                                                      4,250                 3,421,250
---------------------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $6,463,498)                                               $  4,626,375
---------------------------------------------------------------------------------------------------------------

Stocks - 0.1%
---------------------------------------------------------------------------------------------------------------
                                                                               Shares
---------------------------------------------------------------------------------------------------------------
    Colt Telecom Group PLC, ADR
      (United Kingdom - Telecommunications)*                                    1,565              $    267,224
    Golden Books Family Entertainment Inc.
      (Printing and Publishing)*                                               19,975                    29,963
    RJR Nabisco Holding Corp. (Consumer Goods and Services)                     6,908                    88,940
    RJR Nabisco Inc. (Consumer Goods and Services)                              2,302                    47,766
---------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $89,580)                                                            $    433,893
---------------------------------------------------------------------------------------------------------------

Warrants*
---------------------------------------------------------------------------------------------------------------
    DTI Holdings, Inc., Expire 3/1/08 (Financial Institutions)                 19,125              $        191
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)                                                      1,625                    11,375
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)                                                        700                    11,900
---------------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $56,143)                                                          $     23,466
---------------------------------------------------------------------------------------------------------------

Rights
---------------------------------------------------------------------------------------------------------------
    United Mexican States* (Identified Cost, $0)                            4,475,000              $         --
---------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 10.2%
---------------------------------------------------------------------------------------------------------------
                                                                      Principal Amount
                                                                         (000 Omitted)
---------------------------------------------------------------------------------------------------------------
    Goldman Sachs Group, LP dated 4/28/00, due 05/01/00,
      total to be received $62,029,605 (secured by
      various U.S. Government Securities in a jointly
      traded account),
      at Cost                                                             $    62,000              $ 62,000,000
---------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $644,615,637)                                                  $614,172,757
---------------------------------------------------------------------------------------------------------------

Put Options Written
---------------------------------------------------------------------------------------------------------------
                                                                      Principal Amount
                                                                          of Contracts
Description/Expiration Month/Strike Price                                (000 Omitted)
---------------------------------------------------------------------------------------------------------------
    Canadian Dollars/June/1.49                                          CAD   (30,236)              $  (103,861)
---------------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $144,079)                                             $  (103,861)
---------------------------------------------------------------------------------------------------------------

Call Options Written - (0.2)%
---------------------------------------------------------------------------------------------------------------
    Japanese Yen/June/103                                               JPY  (2,079,236)            $   (54,060)
    Australian Dollars/June/.60                                         AUD     (27,721)            $  (885,351)
---------------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $643,912)                                            $  (939,411)
---------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.6)%                                                              (3,617,750)
---------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                $609,511,735
---------------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the
U.S. Dollar. A list of abbreviations is shown below.

               AUD          = Australian Dollars          GBP     = British Pounds
               CAD          = Canadian Dollars            GRD     = Greek Drachma
               DEM          = Deutsche Marks              JPY     = Japanese Yen
               DKK          = Danish Kronor               NZD     = New Zealand Dollars
               EUR          = Euro                        SEK     = Swedish Kroner
See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
APRIL 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $582,615,637)            $552,172,757
  Repurchase agreements, at cost and value                           62,000,000
                                                                   ------------
      Total investments, at value (identified cost,
        $644,615,637)                                              $614,172,757
  Cash                                                                   58,937
  Net receivable for forward foreign currency exchange
    contracts to sell                                                 2,785,658
  Interest and dividends receivable                                  11,741,184
  Other assets                                                           12,598
                                                                   ------------
      Total assets                                                 $628,771,134
                                                                   ------------
Liabilities:
  Distributions payable                                            $    366,450
  Net payable for forward foreign currency exchange
    contracts to purchase                                             2,197,119
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                    1,737,399
  Payable for investments purchased                                  11,861,958
  Payable for Fund shares reacquired                                  1,523,125
  Payable for swap agreements                                            25,948
  Written options outstanding, at value (premiums received,
    $787,991)                                                         1,043,272
  Payable to affiliates -
    Management fee                                                       20,106
    Administrative fee                                                      878
  Accrued expenses and other liabilities                                483,144
                                                                   ------------
      Total liabilities                                            $ 19,259,399
                                                                   ------------
Net assets                                                         $609,511,735
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $676,684,703
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (31,912,028)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (31,697,563)
  Accumulated distributions in excess of net investment
    income                                                           (3,563,377)
                                                                   ------------
      Total                                                        $609,511,735
                                                                   ============
Shares of beneficial interest outstanding (124,846,052
  authorized, less 37,495,100 treasury shares)                      87,350,952
                                                                    ==========
Net asset value per share (net assets/shares of beneficial
  interest outstanding)                                                $6.98
                                                                       =====
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 28,317,165
    Dividends                                                           120,050
                                                                   ------------
      Total investment income                                      $ 28,437,215
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,587,626
    Trustees' compensation                                               85,922
    Custodian fee                                                       137,432
    Transfer and dividend disbursing agent fee                          103,706
    Administrative fee                                                   34,631
    Auditing fees                                                        19,729
    Legal fees                                                            2,722
    Postage                                                              29,569
    Printing                                                             20,505
    Investor communication expense                                      131,158
    Stock exchange fee                                                  105,262
    Miscellaneous                                                        13,267
                                                                   ------------
      Total expenses                                               $  3,271,529
    Fees paid indirectly                                                (47,869)
                                                                   ------------
      Net expenses                                                 $  3,223,660
                                                                   ------------
        Net investment income                                      $ 25,213,555
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ (6,481,365)
    Written option transactions                                         329,066
    Foreign currency transactions                                    (1,337,652)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $ (7,489,951)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $    973,446
    Written options                                                    (393,309)
    Translation of assets and liabilities in foreign currencies      (1,990,869)
    Swap transactions                                                   174,927
                                                                   ------------
      Net unrealized loss on investments and foreign currency
         translation                                               $ (1,235,805)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (8,725,756)
                                                                   ------------
          Increase in net assets from operations                   $ 16,487,799
                                                                   ============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                 YEAR ENDED
                                                               APRIL 30, 2000           OCTOBER 31, 1999
                                                                  (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $ 25,213,555                $ 52,069,392
  Net realized loss on investments and foreign currency
    transactions                                                  (7,489,951)                (22,875,200)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          (1,235,805)                  9,454,301
                                                                ------------                ------------
    Increase in net assets from operations                      $ 16,487,799                $ 38,648,493
                                                                ------------                ------------
Distributions declared to shareholders -
  From net investment income                                    $(25,425,146)               $(52,765,596)
                                                                ------------                ------------
Trust share (principal) transactions -
  Cost of shares reacquired                                     $(22,764,145)               $(10,550,275)
                                                                ------------                ------------
    Total decrease in net assets                                $(31,701,492)               $(24,667,378)
Net assets:
  At beginning of period                                         641,213,227                 665,880,605
                                                                ------------                ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $3,563,377 and
    $3,351,786, respectively)                                   $609,511,735                $641,213,227
                                                                ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED       ---------------------------------------------------------------------------
                               APRIL 30, 2000              1999            1998             1997            1996           1995
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                               $ 7.03            $ 7.17          $ 7.79           $ 7.71          $ 7.57         $ 7.06
                                       ------            ------          ------           ------          ------         ------
Income from investment operations# -
  Net investment income(S)             $ 0.28            $ 0.56          $ 0.59           $ 0.59          $ 0.57         $ 0.59
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.05)            (0.13)          (0.63)            0.11            0.16           0.49
                                       ------            ------          ------           ------          ------         ------
      Total from investment
        operations                     $ 0.23            $ 0.43          $(0.04)          $ 0.70          $ 0.73         $ 1.08
                                       ------            ------          ------           ------          ------         ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.28)           $(0.57)         $(0.58)          $(0.62)         $(0.59)        $(0.53)
  From paid-in capital                   --                --              --               --              --            (0.04)
                                       ------            ------          ------           ------          ------         ------
      Total distributions
        declared to shareholders       $(0.28)           $(0.57)         $(0.58)          $(0.62)         $(0.59)        $(0.57)
                                       ------            ------          ------           ------          ------         ------
Net asset value - end of period        $ 6.98            $ 7.03          $ 7.17           $ 7.79          $ 7.71         $ 7.57
                                       ======            ======          ======           ======          ======         ======
Per share market value - end of
  period                               $6.063            $6.063          $6.438           $7.125          $7.125         $6.500
Total return                             4.90%++           2.81%          (1.89)%           8.93%          19.32%         15.69%
Ratios (to average net assets)/
 Supplemental data(S):
  Interest expense                       --                --              --               0.18%           --             0.09%
  Other expenses##                       1.04%+            1.05%           1.05%            0.93%           1.11%          1.10%
  Expenses##                             1.04%+            1.05%           1.05%            1.11%           1.11%          1.19%
  Net investment income                  8.01%+            7.80%           7.70%            7.64%           7.49%          8.13%
Portfolio turnover                         37%               98%            155%             172%            214%           189%
Net assets at end of period (000
  omitted)                           $609,512          $641,213        $665,881         $723,649        $739,882       $780,915
Leverage analysis:
  Debt outstanding at end of
    period (000 omitted)             $   --            $   --          $   --           $   --          $   --         $   --
  Average daily balance of debt
    outstanding (000 omitted)
                                     $   --            $   --          $   --          $  18,854        $   --         $ 10,750
  Average daily number of shares
    outstanding (000 omitted)          89,400            92,464          92,880           93,951         100,810        108,970
  Average debt per share             $   --            $   --          $   --             $ 0.20        $   --         $   0.10

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the Trust, the net investment income per share and the ratios would have been:

      Ratios (to average net assets):
        Expenses##                                                                                                         1.11%
        Net investment income                                                                                              8.11%

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Multimarket Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. The Trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Trust under each such repurchase agreement. The Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Trust or other MFS Trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the Trust until distributed in accordance with the Plan.

Written Options - The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement date.

Fees Paid Indirectly - The Trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 2000, the Trust, for federal income tax purposes, had a capital loss carryforward of $21,403,462 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2007, ($18,400,021) and October 31, 2003, ($3,003,441).

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the Trust's average daily net assets and 5.40% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $25,934 for the six months ended April 30, 2000.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust incurs an administrative fee at the following annual percentages of the Trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                      $  94,194,603     $  74,728,498
                                                -------------     -------------
Investments (non-U.S. government securities)    $ 123,931,643     $ 182,611,093
                                                -------------     -------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $  647,120,315
                                                                --------------
Gross unrealized appreciation                                   $   12,663,557
Gross unrealized depreciation                                      (45,611,115)
                                                                --------------
    Net unrealized depreciation                                 $  (32,947,558)
                                                                ==============

(5) Shares of Beneficial Interest
The Trustees have authorized 124,846,052 full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                   SIX MONTHS ENDED APRIL 30, 2000         YEAR ENDED OCTOBER 31, 1999
                                   ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Treasury shares acquired             (3,857,100)      $(22,764,145)      (1,672,300)      $(10,550,275)
                                     ----------       ------------       ----------       ------------
    Net decrease                     (3,857,100)      $(22,764,145)      (1,672,300)      $(10,550,275)
                                     ==========       ============       ==========       ============

In accordance with the provisions of the Trust's prospectus, 3,857,100 shares of beneficial interest were repurchased by the Trust during the six months ended April 30, 2000, at an average price per share of $5.90 and a weighted average discount of 11.55% per share. The Trust repurchased 1,672,300 shares of beneficial interest during the year ended October 31, 1999, at an average price of $6.308 and a weighted average discount of 7.719% per share.

(6) Line of Credit
The Trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for six months ended April 30, 2000, was $5,000. The Trust had no borrowings during the period.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                  NUMBER OF
                                                  CONTRACTS           PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                          2          $ 450,646
Options written                                           5            831,705
Options terminated in closing transactions               (2)          (333,047)
Options exercised                                        (1)          (139,456)
Options expired                                          (1)           (21,857)
                                                         --          ---------
Outstanding, end of period                                3          $ 787,991
                                                         ==          =========

At April 30, 2000, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                    CONTRACTS TO                             CONTRACTS        APPRECIATION
          SETTLEMENT DATE        DELIVER/RECEIVE      IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales             6/16/00     AUD     30,809,566          $18,758,493      $17,983,275        $   775,218
                  6/16/00     CAD     31,305,337           21,441,235       21,170,801            270,434
                  6/16/00     DKK     19,376,669            2,530,470        2,371,452            159,018
                  6/16/00     EUR     20,928,691           20,179,272       19,079,783          1,099,489
                  6/16/00     JPY    832,146,492            8,150,308        7,766,393            383,915
                  6/16/00     SEK     30,966,420            3,563,454        3,465,870             97,584
                                                          -----------      -----------         ----------
                                                          $74,623,232      $71,837,574         $2,785,658
                                                          ===========      ===========         ==========

Purchases         6/16/00     EUR     15,959,814          $15,543,262      $14,549,872        $  (993,390)
                  6/16/00     JPY  4,881,880,936           46,756,963       45,562,420         (1,194,543)
                  6/16/00     NZD      1,027,117              507,396          498,210             (9,186)
                                                          -----------      -----------         ----------
                                                          $62,807,621      $60,610,502        $(2,197,119)
                                                          ===========      ===========        ===========

At April, 30 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,114,547 with Deutsche Bank and $763,356 with Merrill Lynch and a net receivable of $140,504 with CS First Boston.

At April 30, 2000, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements
Interest Rate Swaps
                                                                                                              UNREALIZED
                        NOTIONAL PRINCIPAL              CASH FLOWS PAID          CASH FLOWS RECEIVED        APPRECIATION
EXPIRATION              AMOUNT OF CONTRACT                 BY THE TRUST                 BY THE TRUST      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------

3/22/03                        106,700,000                Fixed - 4.38%         Floating - 3M STIBOR          $(370,039)
3/22/03                         11,560,000         Floating - 6M STIBOR                Fixed - 3.76%            344,091
                                                                                                               --------
                                                                                                               $(25,948)
                                                                                                               ========

At April 30, 2000, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 2000, the Trust owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.63% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                 SHARE/PAR
DESCRIPTION                             DATE OF ACQUISITION         AMOUNT            COST           VALUE
------------------------------------------------------------------------------------------------------------
GPA PLC, 10.875s, 2019                              3/13/96        247,000      $  246,925      $  207,259
Merrill Lynch Mortgage Investors, Inc.,
  8.439s, 2022                                      6/22/94      1,200,000         831,750       1,138,313
Tenega Nasional Berhad, 7.5s, 2096                  4/14/99      3,350,000       2,633,130       2,518,430
                                                                                                ----------
                                                                                                $3,864,002
                                                                                                ==========

MFS(R) MULTIMARKET INCOME TRUST

TRUSTEES                               PORTFOLIO MANAGER
J. Atwood Ives+(2) - Chairman and      James T. Swanson*
Chief
Executive Officer, Eastern             TREASURER
Enterprises                            W. Thomas London*
(diversified services company)
                                       ASSISTANT TREASURERS
Lawrence T. Perera+(1) - Partner,      Mark E. Bradley*
Hemenway                               Ellen Moynihan*
& Barnes (attorneys)                   James O. Yost*

William J. Poorvu+(1) - Adjunct        SECRETARY
Professor, Harvard University          Stephen E. Cavan*
Graduate School of Business
Administration                         ASSISTANT SECRETARY
                                       James R. Bordewick, Jr.*
Charles W. Schmidt+(2) - Private
Investor                               TRANSFER AGENT, REGISTRAR, AND
                                       DIVIDEND DISBURSING AGENT
Arnold D. Scott* - Senior Executive    State Street Bank and Trust
Vice President, Director, and          Company
Secretary,                             c/o MFS Service Center, Inc.
MFS Investment Management              P.O. Box 9024
                                       Boston, MA 02205-9824
Jeffrey L. Shames* - Chairman and      1-800-637-2304
Chief Executive Officer, MFS
Investment Management                  CUSTODIAN
                                       State Street Bank and Trust
Elaine R. Smith+(1) - Independent      Company
Consultant

David B. Stone+(1)(2) - Chairman,
North American Management Corp.
(investment advisers)

INVESTMENT ADVISER
Massachusetts Financial Services
Company
500 Boylston Street
Boston, MA 02116-3741

  +  Independent Trustee
  *  MFS Investment Management
(1)  Member of Audit Committee
(2)  Member of Portfolio Trading Committee

MFS(R) MULTIMARKET INCOME TRUST                                 ------------
                                                                  BULK RATE
                                                                U.S. POSTAGE
                                                                    PAID
[Logo] M F S(R)                                                     MFS
INVESTMENT MANAGEMENT                                           ------------
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                            MMTCE-3  06/00  75M